Exhibit 10.1

AMENDMENT NO. 1 TO

SALES AGREEMENT

THIS AMENDMENT NO. 1 TO THE CONTROLLED EQUITY OFFERINGSM SALES AGREEMENT, dated as of May 30, 2017, is entered into by and between RIGEL PHARMACEUTICALS, INC. (the “Company”) and CANTOR FITZGERALD & CO. (the “Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Sales Agreement (as defined below).

WHEREAS, the Company and the Agent have entered into that certain Controlled Equity OfferingSM Sales Agreement, dated August 18, 2015 (the “Sales Agreement”), with respect to the issuance and sale of the Placement Shares; and

WHEREAS, the Company and the Agent desire to amend the Sales Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the Company and the Agent hereby amend the Sales Agreement as follows:

1.             The second paragraph of Section 1 of the Sales Agreement is hereby amended restated to read in its entirety as follows:

“The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations thereunder (the “Securities Act Regulations”), with the Commission a registration statement on Form S-3 (File No. 333-203956), including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.  The Company has prepared one or more prospectus supplements to the base prospectus included as part of the registration statement, which prospectus supplements relate to the Placement Shares to be issued from time to time by the Company (each, a “Prospectus Supplement”).  The Company will furnish to the Agent, for use by the Agent, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares to be issued from time to time by the Company.  The Company may file one or more additional registration statements from time to time that will contain a prospectus and related prospectus supplement, if applicable (which shall be a Prospectus Supplement), with respect to the Placement Shares.  Except where the context otherwise requires, such registration statement(s), including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, is herein called the “Registration Statement.”  The base prospectus or base prospectuses, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented, if necessary, by any Prospectus Supplement, in the form in which such prospectus or prospectuses and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, together with the then issued Issuer Free Writing Prospectus(es) (defined below), is herein called the “Prospectus.”“

2.             Section 6(d) of the Sales Agreement is hereby amended and restated to read in its entirety as follows:

“(d)  Financial Information.  The financial statements of the Company included or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, together with the related notes and schedules, comply in all material respects with the requirements of the Securities Act and the Exchange Act and present fairly, in all material respects, the financial position of the Company at the dates indicated and the statements of operations, statements of stockholders’ equity and statements of cash flows of the Company for the periods specified (subject to normal year end audit adjustments for interim financial statements) and have been prepared in conformity with GAAP (as defined below) applied on a consistent basis during the periods involved; the summary and selected financial data with respect to the Company and the Subsidiaries (as defined below) included in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, fairly present in all material respects the information shown therein as at the respective dates and for the respective periods specified and are derived from the financial statements set forth in the Registration Statement and the Prospectus and other accounting records of the Company.  No other schedules or financial statements are required to be included in the Registration Statement, or the Prospectus. The Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply, in all material respects, with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.  The interactive data in the eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.”

3.             Section 6(qq) of the Sales Agreement is hereby amended and restated to read in its entirety as follows:

“No Improper Practices.  (i) Neither the Company nor, to the Company’s knowledge, the Subsidiaries, nor to the Company’s knowledge, any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate, or other person acting on behalf of the Company or any Subsidiary has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, or stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement and the Prospectus that is not so described; (iv) except as described in the Registration Statement and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary or any of their respective products or services, and (vi) neither the Company nor any Subsidiary nor any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate, or other person acting on behalf of the Company or any Subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide, or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient, or securing any improper advantage; or (C) made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any Anti-Corruption Laws.”

4.             Section 6(uu) of the Sales Agreement is hereby amended and restated to read in its entirety as follows:

“(i) The Company represents that, neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or, to the Entity’s knowledge, any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (uu), “Person”) that is, or is owned or controlled by a Person that is:

(A)  the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s

Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (as amended, collectively, “Sanctions”), nor

(B)  located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria, and the Crimea Region of the Ukraine) (the “Sanctioned Countries”).

(ii)  The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)  The Entity represents and covenants that, except as detailed in the Registration Statement and the Prospectus, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaging in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or is or was a Sanctioned Country.”

5.             Section 7(m) of the Sales Agreement is hereby amended and restated to read in its entirety as follows:

“Legal Opinions.  (1) On or prior to the date of the first Placement Notice and (2) if requested by the Agent, within five (5) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause to be furnished to the Agent a written opinion of each of (A) Cooley LLP (“Company Counsel”), or other counsel satisfactory to the Agent and (B) McDonnell Boehnen Hulbert & Berghoff LLP (“IP Counsel”), or other counsel satisfactory to the Agent, in each case in form and substance satisfactory to Agent and its counsel, respectively, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, the Company shall be required to furnish to Agent no more than one opinion from each of Company Counsel and the IP Counsel hereunder per calendar quarter and the Company shall not be required to furnish any such letter if the Company does not intend to deliver a Placement Notice in such calendar quarter until such time as the Company delivers its next Placement Notice.”

6.             Schedule 2 of the Sales Agreement is hereby amended and restated to read in its entirety as follows:

“The Company shall pay to the Agent in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount up to 3.0% of the aggregate gross proceeds from each sale of Placement Shares.”

7.             This Amendment shall be and is hereby incorporated in and forms a part of the Sales Agreement.

8.             This Amendment shall be effective as of the date first above written.

9.             This Amendment shall, by this express agreement of the parties, be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of law provisions of the laws of the State of New York.  The Company and the Agent each hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Amendment, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relation thereto, including but not limited to legal process, execution of judgments and other legal remedies.

10.          Except as set forth herein, the Sales Agreement shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

RIGEL PHARMACEUTICAL, INC.

By	/s/ Ryan Maynard
	Name:	Ryan Maynard
	Title:	Executive Vice President and Chief
Financial Officer

CANTOR FITZGERALD & CO.

By	/s/ Jeffrey Lumby
	Name:	Jeffrey Lumby
	Title:	Senior Managing Director